UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 14, 2006
                                 Date of Report
                        (Date of Earliest Event Reported)

                       CRYSTAL FINANCE HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

                         20801 Biscayne Blvd, Suite 403
                             Aventura, Florida 33180
                    (Address of principal executive offices)

                                  305/728-6293
                           (Issuer's telephone number)

                                  305/728-6482
                       (Issuer's former telephone number)

         Delaware                  0-31405            52-2257556
      (State or other            (Commission         (IRS Employer
      jurisdiction of            File Number)     Identification No.)
      incorporation)


ITEM 8.01 Other Events

The quarterly report filed by the registrant on Form 10-QSB was filed in error on November 14, 2006, without the auditor of record having performed their required SAS 100 procedures. The auditor is currently conducting their procedures and an amended report will be filed within five (5) calendar days of the date the original report was due.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                        CRYSTAL FINANCE HOLDING CORPORATION


Date: November 15, 2006                 /s/ Michel Poignant
                                        ----------------------------------------
                                            President